                                                                    EXHIBIT 10.2


                                                                       EXHIBIT A

                             SUBSCRIPTION AGREEMENT

RailAmerica, Inc.
301 Yamato Road
Suite 1190
Boca Raton, Florida 33431

Ladies and Gentlemen:

     The undersigned ("Subscriber") hereby tenders this Subscription Agreement ("Agreement") in accordance with and subject to the terms and conditions set forth herein and the Confidential Private Placement Memorandum dated September ___, 1996 (the "Memorandum").


1. Subscription.

   1.1 The undersigned hereby irrevocably subscribes for and agrees to purchase the number of shares of Common Stock (the "Shares") indicated on the signature page hereto at the purchase price per share set forth on such signature page. The undersigned encloses herewith a check or money order payable to First
London Securities Corporation (the "Placement Agent") (or has made payment by wire transfer of funds in accordance with instructions from the Placement
Agent) in the full amount of the purchase price of the Shares for which the undersigned is subscribing (the "Payment").

   1.2 The undersigned understands that all Payments by check or money order as provided in Section 1.1 above shall be delivered to the Placement Agent and, thereafter, such Payment will be held for the undersigned's benefit by the Placement Agent, but the undersigned will not earn interest on any funds so held, as described in the Memorandum. The Placement Agent and the Company may hold an initial closing of the Offering (the "Initial Closing") after subscriptions for the minimum number of Shares identified in the Memorandum have been accepted, on the basis described in the Memorandum. The Company may hold additional interim closings after the Initial Closing. Any such interim closings together with the Initial Closing are each hereinafter referred to as an "Additional Closing" and shall occur on one or more dates each hereinafter referred to as an "Additional Closing Date." Upon receipt by the Company of the requisite payment for all Shares to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser") at the Additional Closing
Dates and subject to the satisfaction of certain conditions, the Shares so purchased will be issued in the name of each such Purchaser, and the name of such Purchaser will be registered on the stock transfer books of the Company as the record owner of such Shares. The Company will issue to each Investor a stock certificate for the Shares purchased.

   1.3 The undersigned hereby agrees to be bound hereby upon (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to this Subscription Agreement and (ii) acceptance on the Initial Closing Date or an Additional Closing Date, as the case may be, by the Company of the undersigned's subscription (the "Subscription").

   1.4 The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any number of shares of Common Stock that in the aggregate does not exceed the number of Shares of Common Stock hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead to amend this Subscription Agreement, including, in each case, the undersigned's signature page thereto, to effect any of the foregoing provisions of this Section 1.4.



                             Subscription Agreement

                                                                       EXHIBIT A


2.   Offering Material.

     2.1 Subscriber represents and warrants that it is in receipt of and that it has carefully read and understands the following items:

         (a)  the Memorandum;

         (b) Annual Reports to the Securities and Exchange Commission on Form 10-KSB of the Issuer for its fiscal years ended December 31, 1994 and 1995. The Form 10-KSB for the fiscal year ended December 31, 1995 is hereinafter referred to as the "Form 10-KSB;"

         (c) Quarterly Reports to the Securities and Exchange Commission on Form 10-QSB of Issuer for the quarters ended March 31, 1996 and June 30, 1996. The June 30, 1996 Form 10-QSB is hereinafter referred to as the "Form 10-QSB";

         (d) The Company's Current Reports on Form 8-K filed January 12, 1996 and September 12, 1996 (the "Form 8-Ks").

     Collectively, the Form 10-KSB, the Form 10-QSB and the Form 8-Ks are referred to herein as the "Public Reports."

3.   Conditions to Subscriber's Obligations.

     3.1 The obligation of the Subscriber to close the transactions contemplated by this Agreement (the "Transaction") is subject to the satisfaction on or prior to the date of the Closing (as hereinafter defined) of the following conditions set forth in Sections 3.2 through 3.3 hereof.

     3.2 The representations and warranties made by Issuer herein shall be true in all material respects on and as of the Closing Date with the same effect as if they had been made on and as of the Closing Date.

     3.3 All proceedings to be taken in connection with the Transaction are to be consummated at or prior to the Closing, and all documents incident thereto shall be reasonably satisfactory in form and substance to the Subscriber and its counsel, and the Subscriber and its counsel shall have received copies of all documents and information which it may have reasonably requested in connection with the Transaction and of all corporate proceedings in connection therewith, in form and substance reasonably satisfactory to Subscriber and its counsel.

4.   Representations and Warranties; Covenants; Survival.

     4.1  The Issuer represents and warrants that, at the date of this
          Agreement:

          (a) Issuer is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, entitled to own its property of a material nature and to carry on its business of a material nature as and in places where such property is now owned or operated and such business is conducted;

          (b) Each of the subsidiaries of Issuer is a corporation duly organized and validly existing and in good standing under the laws of the State of their respective incorporation, entitled to own their respective properties of a material nature and to carry on their respective businesses of a material nature in places where such properties are now owned or operated and such businesses are conducted, and, except as disclosed in the Public Reports, there is no action or proceeding pending or to Issuer's best knowledge threatened, brought by or before any federal or state agency having jurisdiction over the operations of a material nature of Issuer which threatens in any material respect the continued operation of any material phase of Issuer's business now conducted by it or its subsidiaries;



                             Subscription Agreement

                                                                       EXHIBIT A


     (c) Issuer has furnished the Subscriber with its certified consolidated financial statements as of December 31, 1995, contained in the Form 10-KSB, and its unaudited financial statements as of June 30, 1996, contained in the Form 10-QSB, and all such financial statements, including the notes contained therein, fairly present the consolidated financial position of Issuer at the date thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since June 30, 1996, there has been no material adverse change in the financial condition of the Issuer from the financial condition stated in such financial statements subject to changes occurring in the ordinary course of its business or to changes reflected in the Form 10-QSB;

     (d) Issuer, by appropriate and required corporate action, has duly authorized the execution of this Agreement, the issuance and delivery of the Common Stock. Such shares of Common Stock are not subject to preemptive or other rights of any stockholders and when issued in accordance with the terms of this Agreement, the shares of Common Stock will be validly issued, fully paid and nonassessable;

     (e) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Certificate of Incorporation or By-Laws of Issuer, or of any of its subsidiaries, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of a material nature of Issuer, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement of instrument binding upon Issuer, or any of its subsidiaries.

5.   Transfer and Registration Rights

     5.1 Subscriber acknowledges that it is acquiring the Common Stock for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Act and any applicable state or other securities laws ("State Acts"). The Subscriber further agrees that it will not sell, assign or transfer any of the Common Stock in violation of the Act or State Acts and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Common Stock has not been registered under the Act or State Acts and further realizes that such Common Stock cannot be sold unless it is subsequently registered under the Act and State Acts or an exemption from such registration is available. The Subscriber further recognizes that the Issuer is not assuming any obligation to register such Common Stock except as set forth herein. The Subscriber also acknowledges that appropriate legends reflecting the status of the Common Stock under the Act and State Acts may be placed on the face of the certificates for such Common Stock at the time of their transfer and delivery to the holder thereof.

     5.2 The Common Stock issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Act and State Acts. Except as provided hereafter with respect to registration of Common Stock, it shall be a condition to any such transfer that the Issuer shall be furnished with an opinion of counsel to the holder of such Common Stock, reasonably satisfactory to the Issuer, to the effect that the proposed transfer would be in compliance with the Act and State Acts.

     5.3 Five months after the date of this Agreement, the Issuer shall use its best efforts to prepare and file with the SEC on one occasion, a registration statement and such other documents as may be necessary in the opinion of both counsel for the Issuer and counsel for the holder or holders of Common Stock representing a majority of such securities (a "Majority Holder"), in order to comply with the provisions of the Act so as to permit, commencing six months after the date of this Agreement, the registered resale of the Common Stock for eighteen (18) consecutive months by each and every holder of the Common Stock who desires to register the resale of their shares of Common Stock. Four and one-half months after the date of this Agreement, the Issuer shall give each holder of the Common Stock notice at the address of such holder appearing on the register and transfer records of Issuer of the


                             Subscription Agreement

                                                                       EXHIBIT A


Issuer's intention to register the resale of the Common Stock. The obligations of the Issuer to give such notice shall be limited to the Subscriber and any entity which at the time the Common Stock may have been transferred was controlled by the Subscriber, in control of the Subscriber, or otherwise affiliated with the Subscriber which entities, together with the Subscriber, are hereafter referred to as "Offering Holders."

     5.4 The obligations of the Issuer identified in this Section 5 shall be suspended and tolled for such period of time (the "Registration Suspension Period") as is necessary so that under no circumstances shall the registered resale of Common Stock by the holders commence within ninety days after the commencement of an underwritten primary public offering of the Issuer's equity securities (a "Public Offering"). The Subscriber acknowledges and agrees that during the Registration Suspension Period it shall not resell the Common Stock. The Subscriber further agrees that it shall, upon request, enter into an agreement with the underwriter of a Public Offering, pursuant to which the Subscriber shall agree not to resell the Common Stock during the Registration Suspension Period.

     5.5 If and whenever the Issuer is required by the provisions of this Agreement to use its best efforts to effect the registration of the Common Stock under the Act for the account of an Offering Holder, the Issuer will, as promptly as possible:

          (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;

          (c) furnish to each Offering Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Act, and such other documents as such Offering Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Offering Holder, but such Offering Holder shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Issuer, which approval will not be unreasonably withheld; and

          (d) use its best efforts to register or qualify the securities covered by such registration statement under the State Acts as any Offering Holder shall reasonably request, and do any and all such other acts and things as may be necessary or advisable to enable such Offering Holder to consummate the public sale or other disposition of the securities owned by such Offering Holder in such states; provided, however, that the Issuer shall not be obligated to register or qualify such securities in any jurisdiction in which such registration or qualification would require the Issuer to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or has not theretofore so consented.

     5.6 Except as provided below in this Section 5.6, the expenses incurred by the Issuer in connection with action taken by the Issuer to comply with this
Section 5, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel, consultant and expert fees, premiums for liability insurance, if Issuer chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with State Acts, shall be paid by the Issuer, provided, however, that all such expenses in connection with any amendment or supplement to any registration statement filed by the Issuer hereunder or the related prospectus which is required to be filed more than nine months after the effective date of such registration statement because any one or more Offering Holders or any underwriter of any such Offering Holder's securities has not effected the disposition of the securities required to be registered shall be paid by such one or more Offering Holders pro rata or, in the case of two or more, in accordance with the respective market values of such securities. All fees and


                             Subscription Agreement

                                                                       EXHIBIT A


disbursements of any counsel, experts, or consultants employed by any Offering Holder shall be borne by such Offering Holder. The Issuer shall not be obligated in any way in connection with any registration pursuant to this
Section 5 for any selling commissions or discounts payable by any Offering Holder to any underwriter of securities to be sold by such Offering Holder. It shall be a condition precedent to the obligation of the Issuer to take any action pursuant to this Section 5 that the Issuer shall have received an undertaking satisfactory to it from each Offering Holder to pay all expenses required to be borne by such Offering Holder and to furnish or cause to be furnished to the Issuer specifically for use in the preparation of the registration statement and prospectus written information concerning the securities held by such Offering Holder and also concerning any underwriter of such securities and the intended method of disposition thereof and any additional information or documentation as the Issuer shall reasonably request and as may be required by administrators of the Act or State Acts in connection with the action to be taken by the Issuer hereunder pursuant to such registration.

     5.7 In the event of any registration of Offering Holders' securities under the Act pursuant to this Section 5, the Issuer will indemnify and hold harmless each Offering Holder, its officers, directors and each underwriter of such securities, and any person who controls such Offering Holder or underwriter within the meaning of Section 15 of the Act, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Offering Holder, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Offering Holder, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability, or action; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or its based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment of supplement in reliance upon and in conformity with written information furnished to the Issuer through an instrument duly executed by such Offering Holder or such underwriter specifically for use in the preparation thereof.

     5.8 In the event of any registration of any securities under the Act pursuant to this Section 5, each Offering Holder will, or will furnish the written undertaking of such other person or entity as shall be acceptable to the Issuer to, indemnify and hold harmless the Issuer, its officers, directors and any person who controls such Issuer within the meaning of Section 15 of the Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Issuer, its officers, directors, or such controlling person or entity may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the issuer through an instrument duly executed by such Offering Holder or any underwriter of such Offering Holder's securities specifically for use in the preparation thereof.



8.  Closing.

    6.1 The closing of the sale of Common Stock ("Closing") to Subscriber shall take place at the offices of the Placement Agent, on or before September 30, 1996 (the "Closing Date"), at such time


                             Subscription Agreement

                                                                       EXHIBIT A

as Issuer and Subscriber shall mutually agree. The Company may, in its sole discretion, extend the Closing Date to a date on or before October 31, 1996.

7. Subscriber Representations. The undersigned hereby represents and warrants to and agrees with the Company and the Placement Agent as follows:

     7.1 The undersigned has been furnished with and has carefully read the Memorandum and is familiar with and understands the terms of the offering described in the Memorandum (the "Offering"). With respect to individual or partnership tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or the Placement Agent (or any agent or representative of any of them). The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisers the suitability of an investment in the Common Stock for the undersigned's particular tax and financial situation and has determined that the Common Stock being subscribed for by the undersigned are a suitable investment for the undersigned.

     7.2 The undersigned acknowledges that all documents, records and books pertaining to this investment which the undersigned has requested (including, without limitation, the Memorandum) have been made available for inspection by the undersigned and the undersigned's attorney, accountant or other adviser(s).

     7.3 The undersigned and/or the undersigned's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

     7.4 The undersigned is not subscribing for shares of Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

     7.5 The undersigned is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933. The undersigned, by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisers who are unaffiliated with and who are not compensated by the Company or the Placement Agent or any affiliate of either of them, directly or indirectly, can be reasonably assumed to have the capacity to protect its interests in connection with an investment in the shares of Common Stock.

     7.6 If the undersigned is a natural person, the undersigned has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the shares of Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

     7.7 The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Common Stock and to make an informed investment decision with respect thereto.

     7.8 The undersigned acknowledges the Shares of Common Stock herein submitted for are nonregistered under the Securities Act and under the securities laws of any state. The undersigned will not sell, transfer or otherwise dispose of the Shares unless they are registered under the Securities Act and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the seller delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption. The undersigned represents that the undersigned is purchasing the Common Stock for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act and the restrictions contained in the


                             Subscription Agreement

                                                                       EXHIBIT A


immediately preceding sentence. The undersigned has not offered or sold any portion of the Shares of Common Stock being acquired nor does the undersigned have any present intention of selling, distributing or otherwise disposing of the shares of Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act.

     7.9 The undersigned recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth under the captions "Notice to Investors" and "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to a purchase of the Shares.

     7.10 The undersigned acknowledges that each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

            THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     7.11 The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company or the Placement Agent.

     7.12 If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act ("Regulation "D") and has submitted information substantiating such individual qualification.

     7.13 If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Shares poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Shares to offset taxable income.

     7.14 The undersigned shall indemnify and hold harmless the Company and the Placement Agent and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any

                             Subscription Agreement

                                                                       EXHIBIT A


actual or alleged misrepresentations or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or the Placement Agent (or any agent or representative of either of them) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses actually and reasonably incurred by the Company, the Placement Agent or any officer, director or control person of any such entity in connection with such action, suit or proceeding for which the Company, the Placement Agent, or such officer, director or control person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement).

8.   Understandings

     The undersigned understands, acknowledges and agrees with the Company and the Placement Agent as follows:

     8.1 This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, at any time before an Interim Closing Date or the Final Closing Date, as the case may be, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

     8.2 Except as set forth in paragraph 8.1 above, the undersigned hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

     8.3 No Federal or state agency has made any findings or determination as to the accuracy or adequacy of the Memorandum or as to the fairness of the terms of this Offering for investment nor any recommendations or endorsement of the Shares of Common Stock.

     8.4 The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

     8.5 There can be no assurance that the undersigned will be able to sell or dispose of the Shares. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

     8.6 The Placement Agent will receive compensation in connection with the Offering but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and none of them will supervise or participate in the operation or management of the Company.

     8.7 The undersigned acknowledges that the information contained in the Memorandum is confidential and nonpublic and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in


                             Subscription Agreement

                                                                       EXHIBIT A


connection with this Subscription), nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

     8.8 The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

     8.9 IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION ON REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     8.10 The offering and sale of the Shares is intended to be exempt from registration under the securities laws of certain U.S. states. A purchaser residing in one or more of the following states shall note the language set forth below, which is required to be included in this Agreement by the securities laws of those states. The purchaser must note that there are restrictions on transfer of all Shares.

ALL STATES: THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

ALABAMA: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS

ARIZONA: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY JURISDICTION BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER




                             Subscription Agreement

                                                                       EXHIBIT A


THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, IF SUCH REGISTRATION IS AVAILABLE.

CONNECTICUT: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT, AND THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENEMY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUESTED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

FLORIDA: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS MEMORANDUM, INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY THE TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS INVOLVED FOR AN INDEFINITE PERIOD OF TIME.

ILLINOIS: THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF THE STATE OF ILLINOIS OR THE STATE OF ILLINOIS NOR HAS THE SECRETARY OF THE STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INDIANA: THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

MAINE: THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER THE STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.


                             Subscription Agreement

                                                                       EXHIBIT A


MASSACHUSETTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS SECURITIES ACT, IF SUCH REGISTRATION IS AVAILABLE.

MINNESOTA: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE MINNESOTA SECURITIES AND REAL ESTATE DIVISION NOR HAS THE DIVISION PASSED UPON THE ACCURACY OR THE ADEQUACY OF THIS PRIVATE OFFERING MEMORANDUM ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES REPRESENTED BY THIS PRIVATE OFFERING MEMORANDUM HAVE NOT BEEN REGISTERED UNDER CHAPTER 80A OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION, OR AN EXEMPTION THEREFROM.

NEW HAMPSHIRE: NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER THIS CHAPTER WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

NEW JERSEY: THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY, NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PENNSYLVANIA: RESIDENTS OF THE COMMONWEALTH OF PENNSYLVANIA CAN ONLY TRANSFER THESE SECURITIES IN ACCORDANCE WITH THE PROVISIONS OF SECTION 203(D) OF THE PENNSYLVANIA SECURITIES ACT AND ARE SUBJECT TO THE FOLLOWING CONDITIONS:

     A. EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF 12 MONTHS AFTER THE DATE OF PURCHASE.

     B. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THEY ARE SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT BECOME AVAILABLE.

     EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HAS THE RIGHT, PURSUANT TO SECTION 207 OF THE PENNSYLVANIA SECURITIES ACT OF 1972, TO WITHDRAW HIS SUBSCRIPTION FOR THE SECURITIES AND RECEIVE A FULL

                             Subscription Agreement

                                                                       EXHIBIT A

REFUND OF ALL MONIES PAID, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT PURCHASE. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO SUCH PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS MEMORANDUM, INDICATING HIS INTENTION TO WITHDRAW.

     SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE, TO THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST TO WITHDRAW HAS BEEN RECEIVED SHOULD BE REQUESTED.

SOUTH CAROLINA THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TENNESSEE: THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

UTAH: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD OR TRANSFERRED UNLESS THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

WASHINGTON: IN MAILING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN REVIEWED OR RECOMMENDED BY ANY FEDERAL SECURITIES COMMISSION OR REGULATORY AUTHORITY OR BY THE WASHINGTON ADMINISTRATOR OF SECURITIES. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMIITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITIES INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

9.  Miscellaneous.

    9.1 Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of Issuer, addressed to it at the address set forth above;



                             Subscription Agreement

                                                                       EXHIBIT A



                      Attention:  Gary O. Marino
                                  Chief Executive Officer


and in the case of Subscriber to the address for correspondence set forth on the Questionnaire.

     9.2 This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into and to be performed in Florida by and between residents of Florida, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, the Placement Agent, and their respective successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     9.3 Except as provided in Section 9.4, this Agreement shall be binding upon and inure to the benefit of the Issuer, and Subscriber and their successors and assigns.

     9.4 The rights provided under Section 4.2 are not assignable except to a party who is defined in Section 5.3 as an "Offering Holder."

     9.5 In any action, proceeding or counterclaim brought to enforce any of the provisions without of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

10. Signature. The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."


                             Subscription Agreement

                                                                       EXHIBIT B


                  SUBSCRIPTION AGREEMENT GENERAL INSTRUCTIONS

GENERAL INSTRUCTIONS

     These Subscription Documents contain all documents necessary to subscribe for Shares ("Shares") of Common Stock, par value $.001 per Share ("Common Stock"), of RailAmerica, Inc., a Delaware corporation (the "Company").

     You may subscribe for Shares by completing the Subscription Agreement in the following manner:

     1. On line(a) state the number of Shares you wish to purchase.

     2. On line (b) state the total cost of the Shares you wish to purchase.
To obtain the cost, multiply the number of Shares you desire to purchase by the purchase price per Share set forth.

     3. Please complete the detailed investment and other representations in the Subscription Agreement to evidence your suitability for an investment in the Company. All purchasers must complete and sign the Subscription Agreement.

     4. Sign and state your address, telephone number and social security or other taxpayer identification number on the lines provided on the signature page to the Subscription Agreement, have your signature acknowledged by a notary public and deliver the completed Subscription Agreement to the Company with payment of the entire purchase price of the Shares subscribed for. Payment should be made in United States Dollars, in cash or by check, bank draft or postal or express money order payable to "RailAmerica, Inc." or by wire transfer to an account to be designated by the Company. The Subscription Agreement Signature Page must be completed and signed by each investor and all signatures must be acknowledged by a notary public. Send all documents and payments to:

                  First London Securities Corporation
                  2600 State Street
                  Dallas, Texas  75204
                  Attention:  Jesse B. Shelmire, IV
                              Managing Director

     THE COMPLETED SUBSCRIPTION AGREEMENT SHOULD BE RETURNED IN ITS ENTIRETY TO THE PLACEMENT AGENT DESIGNATED ABOVE.

ACCEPTANCE OF DELIVERY

     ALL QUESTIONS AS TO THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF THE COMPLETED SUBSCRIPTION AGREEMENT WILL BE DETERMINED BY THE COMPANY, WHICH DETERMINATION WILL BE FINAL AND BINDING. THE COMPANY RESERVES THE ABSOLUTE RIGHT TO REJECT ANY COMPLETED SUBSCRIPTION AGREEMENT, IN ITS SOLE AND ABSOLUTE DISCRETION. THE COMPANY ALSO RESERVES THE RIGHT TO WAIVE ANY IRREGULARITIES IN, OR CONDITIONS OF, THE SUBMISSION OF COMPLETED SUBSCRIPTION AGREEMENTS, AND THE COMPANY'S INTERPRETATION OF THE TERMS AND CONDITIONS FOR THE PURCHASE OF SHARES (INCLUDING THESE INSTRUCTIONS) SHALL BE FINAL AND BINDING. THE COMPANY SHALL BE UNDER NO DUTY TO GIVE ANY NOTIFICATION OF IRREGULARITIES IN CONNECTION WITH ANY ATTEMPTED SUBSCRIPTION FOR SHARES OR INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION. UNTIL SUCH IRREGULARITIES HAVE BEEN CURED OR WAIVED, NO SUBSCRIPTION FOR SHARES SHALL BE DEEMED TO HAVE BEEN MADE. ANY SUBSCRIPTION AGREEMENT THAT IS NOT PROPERLY COMPLETED AND AS TO WHICH DEFECTS HAVE NOT BEEN CURED OR WAIVED WILL BE RETURNED BY THE COMPANY TO THE SUBSCRIBER AS SOON AS


                           Subscription Instructions

                                                                       EXHIBIT B


PRACTICABLE. UNLESS AN AGGREGATE OF 250,000 SHARES ARE SUBSCRIBED FOR AND PURCHASED, NO SHARES WILL BE SOLD AND ALL SUBSCRIPTIONS FOR SHARES WILL BE RETURNED, WITHOUT INTEREST OR DEDUCTION.









                           Subscription Instructions

                                                                       EXHIBIT B



                     SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                      PLEASE PRINT OR TYPE, USE INK ONLY.
                            (ALL PARTIES MUST SIGN)


     THE UNDERSIGNED INVESTOR HEREBY CERTIFIES THAT HE (I) HAS RECEIVED AND RELIED SOLELY UPON THE OFFERING DOCUMENTS, (II) AGREES TO ALL THE TERMS AND CONDITIONS OF THIS SUBSCRIPTION AGREEMENT (III) MEETS THE SUITABILITY STANDARDS SET FORTH IN THIS SUBSCRIPTION AGREEMENT AND (IV) IS A RESIDENT OF THE STATE OR FOREIGN JURISDICTION INDICATED BELOW.

(A) THE UNDERSIGNED IRREVOCABLY SUBSCRIBES FOR ______ SHARES OF COMMON STOCK.

(B) THE TOTAL COST OF THE SHARES SUBSCRIBED FOR, AT $______ PER SHARE, IS $__________.



                                                       If other than individual check one and indicate
-------------------------------------------            capacity of signatory under the signature:
Name of Subscriber (Print)

-------------------------------------------            / /   Trust
Name of Joint Subscriber (if any) (Print)              / /   Estate
                                                       / /   Uniform Gifts to Minors Act of State of ___
                                                       / /   Attorney-in-fact
-------------------------------------------            / /   Corporation
Signature of Subscriber                                / /   Other

                                                       If Joint Ownership, check one:
-------------------------------------------
Signature of Joint Subscriber (if any)                 / /   Joint Tenants with Right of Survivorship
                                                       / /   Tenants in Common
-------------------------------------------            / /   Tenants by the Entirety
Capacity of Signatory (if applicable)                  / /   Community by Property

-------------------------------------------            Backup Withholding Statement:
Social Security or Taxpayer identification             Please check this box only if the investor is subject
Number                                                 to:

                                                       / /
-------------------------------------------            Backup Withholding
Residence Address
                                                       Foreign Person:
-------------------------------------------            Please check this box only if the investor is a:
City        State            Zip Code                  / /

                                                       nonresident alien, foreign corporation, foreign
                                                       partnership, foreign trust or foreign estate.

                                                       Telephone (   )
                                                                      -------------------------------------

The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer


                           Subscription Instructions

                                                                      EXHIBIT B



subject to backup withholding and (3) the investor (unless the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

     THE SUBSCRIPTION FOR ___ SHARES OF RAILAMERICA, INC. BY THE ABOVE NAMED SUBSCRIBER(S) IS ACCEPTED THIS ____ DAY OF _________ 1996.


                              RAILAMERICA, INC.


                              By:
                                 ----------------------------------------




                          Subscription Instructions


                                      2